SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
	 (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to
      <section> 240.14a-11(c) or <section> 240.14a-12

                              The Beard Company
              (Name of Registrant as Specified in its Charter)

                       _______________________________
                  (Name of Person(s) Filing Proxy Statement
                        if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]   No fee required.
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   Title of each class of securities to which transaction applies:
 	 _________________________________________________

   Aggregate number of securities to which transaction applies:
 	 _________________________________________________
   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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	 _________________________________________________
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is offset by Exchange Act Rule 0-11(a)(2)
    and identify the filing for which the  offsetting  fee  was paid previously.
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    or Schedule and the date of its filing.
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

                            NOTICE OF
                   SPECIAL MEETING IN LIEU OF
                         ANNUAL MEETING
                         OF STOCKHOLDERS
                           TO BE HELD
                        SEPTEMBER 1, 2000
                       AND PROXY STATEMENT

                        THE BEARD COMPANY

                        THE BEARD COMPANY
                   Enterprise Plaza, Suite 320
                      5600 North May Avenue
                  Oklahoma City, Oklahoma 73112

                                             August __, 2000
Dear Stockholders:
       We invite you to attend the annual meeting of stockholders of The Beard Company (the "Company") which will be held in Oklahoma City on Friday, September 1, 2000. The matters to be considered at the meeting are described in the formal notice and proxy statement on the following pages.

     After completing the business of the meeting, including a reverse stock split and the election of two directors, we will discuss fiscal year 1999 activities and the current outlook for the Company. There will be a period for questions and for discussion with your directors and officers.

      If you plan to be present, please notify the Secretary of the Company so that the necessary arrangements can be made for your attendance. Regardless of whether you plan to personally attend, it is important that your shares be represented at this meeting. Please date, sign and return your proxy card in the enclosed envelope at your earliest convenience.


             W. M. BEARD                   HERB MEE, JR.
              Chairman                       President

                        THE BEARD COMPANY
                   Enterprise Plaza, Suite 320
                      5600 North May Avenue
                  Oklahoma City, Oklahoma 73112

              NOTICE OF SPECIAL MEETING IN LIEU OF
                 ANNUAL MEETING OF STOCKHOLDERS
                    Friday, September 1, 2000

TO THE STOCKHOLDERS OF THE BEARD COMPANY:

      You are hereby notified that a Special Meeting in Lieu of Annual Meeting of Stockholders of The Beard Company (the "Company") will be held on September 1, 2000 at 9:00 a.m. at the Hilton Inn Northwest, located at 2945 N. W. Expressway, Oklahoma City, Oklahoma 73112, for the purpose of considering and voting upon the following matters:

     (1) A proposal to complete a 3-for-4 reverse stock split of the Company's outstanding common stock, and other related matters.
     (2) The election of two (2) directors of the Company for three year terms.
     (3) The approval of the appointment of Cole & Reed, P.C. as independent auditors of the Company for fiscal year 2000.
     (4) Such other business as may properly come before the meeting or any adjournment thereof.

     The transfer books will not be closed, but only stockholders of record at the close of business on July 21, 2000 will be entitled to notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at the offices of the Company, Enterprise Plaza, Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma.

      You are cordially invited to attend the meeting. Even if you plan to attend, you are requested to date, sign and return the enclosed proxy at your earliest convenience in the enclosed envelope. You may revoke your proxy at any time prior to exercise.

                            By  Order  of  the  Board  of Directors


                                   Rebecca G. Witcher
                                   Secretary

Oklahoma City, Oklahoma
Dated August __, 2000

                        THE BEARD COMPANY
                   Enterprise Plaza, Suite 320
                      5600 North May Avenue
                 Oklahoma City, Oklahoma  73112

                         PROXY STATEMENT

     This Proxy Statement is furnished to the stockholders of The Beard Company ("Beard" or the "Company") in connection with the solicitation of proxies to be used in voting at the special meeting of stockholders to be held September 1, 2000, in lieu of the 2000 annual meeting. It is first being mailed to stockholders on or about August __, 2000. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

      A person giving the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, or by written notification actually received by the Secretary, or by subsequently granting a later dated proxy relating to the same shares, at any time prior to its being exercised.

      The Company will bear the cost of soliciting proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. It is possible that further solicitation of proxies will be made by telephone or oral communication with some stockholders of the Company following the original solicitation. All such further solicitations will be made by regular employees of the Company who will not be additionally compensated therefor, and the cost will be borne by the Company.

      THE COMPANY'S ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K (THE "FORM 10-K") INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, WAS PREVIOUSLY DELIVERED TO SHAREHOLDERS.

                  VOTING SECURITIES OUTSTANDING

      As of June 30, 2000, 2,438,724 shares of common stock and 27,838 shares of preferred stock of the Company had been issued and were outstanding. Each share of common stock is entitled to one vote on all matters presented at the meeting. Each share of preferred stock is entitled to one vote for each full share of common stock into which it would have been convertible had it been convertible on the record date (5.129425 shares). Accordingly, a total of 2,581,516 votes are entitled to be cast at the meeting, and the holders of the preferred stock are entitled to cast 17.62% of such votes. Only holders of common stock and preferred stock of record at the close of business on July 21, 2000, will be entitled to vote at the meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth the name and address of each shareholder who is known to the Company to own beneficially more than 5% of Beard's outstanding common stock or preferred stock, the number of shares beneficially owned by each and the percentage of outstanding common or preferred stock so owned as of June 30, 2000. Unless otherwise noted, the person named has sole voting and investment powers over the shares reflected opposite his name.

                         Number of           Number of               Combined
                         Preferred            Common                Common and
                         Shares and Percent  Shares and    Percent  Preferred
                         Nature of   of      Nature of       of       Voting
  Name and Address       Ownership  Class    Ownership    Class(8) Percentage(8)
--------------------------------------------------------------------------------
John Hancock Financial
Services, Inc. (Hancock)  27,838   100.00%  312,040(1)(2) 12.80%(2)  17.62%
57th Floor
200 Clarendon Street
Boston, Massachusetts 02117

Dimensional Fund           None    0.00%    152,265(3)     6.24%      5.90%
Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

The Beard Group 401(k)
Trust                      None    0.00%    240,042(4)     9.84%      9.30%
c/o Bank One, Oklahoma,
N.A., Trustee
100 N. Broadway Avenue
Oklahoma City, OK 73102

W. M. Beard                None    0.00%    858,667(5)    35.03%     33.10%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Lu Beard                   None    0.00%    308,186(6)    12.64%     11.94%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Herb Mee, Jr.              None    0.00%    388,858(7)    15.79%     14.92%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

_________________

(1)  Shares  are  held  by  Hancock  on  behalf  of  itself   and
     affiliated entities.

(2) Excludes the Beard preferred shares which will collectively become convertible into 5.53% of the outstanding common stock (after conversion) on January 1, 2003 to the extent not previously redeemed or converted.

(3) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 152,265 shares, all of which shares are held in portfolios of investment companies and commingled group trusts which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

(4) Represents shares owned by The Beard Group 401(k) Trust (the "401(k) Trust") at March 31, 2000 (latest information available). Shares held by the 401(k) Trust are owned by the participating employees, each of whom has sole voting and investment power over the shares held in his or her account. Includes 103,161.69 and 119,092.16 shares held for the accounts of Messrs. Beard and Mee, respectively.

(5) Includes 206,166 shares owned directly by Mr. Beard as to which he has sole voting and investment power; 306,507 shares (or 12.57%) owned by the William M. Beard and Lu
     Beard 1988 Charitable Unitrust (the "1988 Unitrust"), of which Mr. Beard and his wife, Lu Beard, serve as co-trustees and share voting and investment power; 48,286 shares held by the William M. Beard Irrevocable Trust "A," 68,432 shares held by the William M. Beard Irrevocable Trust "B," and 83,549 shares held by the William M. Beard Irrevocable Trust "C" (collectively, the "Beard Irrevocable Trusts") of which Messrs. Beard and Herb Mee, Jr. are trustees and share voting and investment power; 6,738 shares each held by the John Mason Beard II Trust and by the Joseph G. Beard Trust as to which Mr. Beard is the trustee and has sole voting and investment power; 3,256 shares held by the Rebecca Banner Beard Lilly Living Trust as to which Mr. Beard is a co-
     trustee and shares voting and investment power with his daughter; 103,161.69 shares held by The Beard Group 401(k) Trust (the "401(k) Trust") for the account of Mr. Beard as to which he has sole voting and investment power; and 13,333 shares held by B & M Limited, a general partnership, of which Mr. Beard is a general partner and shares voting and investment power with Mr. Mee. Also includes 12,500 shares subject to presently exercisable options. Excludes 1,679 shares owned by his wife as to which Mr. Beard disclaims beneficial ownership.

(6) Represents 306,507 shares owned by the 1988 Unitrust, of which Mr. Beard and Mrs. Beard serve as co-trustees and share voting and investment power. Also includes 1,679 shares owned directly by Mrs. Beard as to which she has sole voting and investment power.

(7) Includes 25,005 shares owned directly by Mr. Mee as to which he has sole voting and investment power; 6,666 shares held by Mee Investments, Inc., as to which Mr. Mee has sole voting and investment power; 13,333 shares held by B & M Limited as to which Mr. Mee shares voting and investment power with Mr. Beard but as to which Mr. Mee has no present economic interest; and 1119,092.16 shares held by the 401(k) Trust for the account of Mr. Mee as to which he has sole voting and investment power. Also includes 200,267 shares held by the Beard Irrevocable Trusts as to which Mr. Mee is a co-trustee and shares voting and investment power with Mr. Beard but as to which Mr. Mee has no pecuniary interest and disclaims beneficial ownership. Also includes 24,495 shares subject to presently exercisable options. Excludes 45 shares owned by his wife, Marlene W. Mee, as to which Mr. Mee disclaims beneficial ownership.

(8) All percentages reflected above exclude 393,405 common shares held by the Company as treasury stock.

                SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth certain information regarding the number of shares of Beard common stock beneficially owned by each director and nominee, the Chief Executive Officer ("CEO"), each named executive officer and by all directors and executive officers as a group and the percentage of outstanding common stock so owned as of June 30, 2000.

                          Amount and
                          Nature of
                          Beneficial       Percent
    Name and Address      Ownership       of Class(6)
    ----------------      ----------      -----------
W. M. Beard                858,667(1)      35.03%
Herb Mee, Jr.              388,858(2)      15.79%
Michael E. Carr             28,643          1.17%
Ford C. Price               18,665(3)       ---(5)
Allan R. Hallock             2,500          ---(5)
Harlon E. Martin, Jr.        1,000          ---(5)
Jack A. Martine             11,375          ---(5)
Rebecca G. Witcher           3,880          ---(5)
All directors and executive
 officers as a group
 (8 in number)           1,099,988(4)      44.20%

__________________

(1)  See  footnote  (5) to table "Security Ownership  of  Certain
     Beneficial Owners."

(2)  See  footnote  (7) to table "Security Ownership  of  Certain
     Beneficial Owners."

(3) Includes 10,399 shares owned directly by Mr. Price and 3,266 shares held by an IRA for the benefit of Mr. Price, as to all of which he has sole voting and investment power, and 5,000 shares held by the FCP Trust as to which he has shared voting and investment power.

(4) Includes 571,625 shares as to which directors and executive officers have sole voting and investment power and 528,363 shares as to which they share voting and investment power with others.

(5)  Reflects ownership of less than one (1) percent.

(6)  See  footnote  (8) to table "Security Ownership  of  Certain
     Beneficial Owners."


            APPROVAL OF A 3-FOR-4 REVERSE STOCK SPLIT
                        (Proposal No. 1)

Purpose Of The Reverse Split

          Beard proposes to engage in a 3-for-4 reverse stock split of its outstanding shares of common stock by amending its Certificate of Incorporation to decrease the number of shares of common stock authorized for issuance by Beard and increasing the par value of the shares. Upon approval of the reverse stock split, Beard will file an amendment to its Certificate of Incorporation. Upon filing the amendment, each four shares of Beard's common stock, par value $0.001, held by stockholders as of the record date will automatically convert into three shares of Beard's new common stock, par value $0.001333.

          The primary reason for the reverse stock split is to comply with the Philadelphia Stock Exchange listing requirements. Beard's common stock is currently listed on the American Stock Exchange; however, upon completion of the reverse stock split, Beard plans to qualify for listing on the Philadelphia Stock Exchange. Beard does not currently satisfy the listing requirements of the American Stock Exchange or the Philadelphia Stock Exchange. Unless the reverse stock split occurs, Beard's stock will likely be delisted from the American Stock Exchange and be traded on the OTC Bulletin Board.

          Beard's Board of Directors and management believe that it is in the best interests of Beard and its stockholders to file an application to list Beard's shares on the Philadelphia Stock Exchange. The Company believes that, upon completion of the reverse stock split, Beard will meet the requirements for listing on the Philadelphia Stock Exchange, which will provide Beard's stockholders with greater liquidity than if the stock were traded on the OTC Bulletin Board.

          A listing on the Philadelphia Stock Exchange will also provide Beard's stock with a continued exemption from the limitations on trading applicable to "penny stocks," defined as any stock traded at below $5 per share except stocks listed on a national exchange or authorized for quotation on a national quotation service. Certain policies and practices of the securities industry relating to penny stocks may tend to discourage individual brokers and brokerage firms from dealing in these stocks. Some of these policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The brokerage commission on a sale of penny stock may also represent a higher percentage of the sale price than the brokerage commission on a higher priced issue. Any reduction in brokerage commissions resulting from a reverse split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by the reverse split.

          In  order  to  satisfy the listing requirement  of  the
Philadelphia Stock Exchange, Beard has determined that it is necessary to complete the 3-for-4 reverse stock split. The Company believes that it will meet all of the listing criteria of the Philadelphia Stock Exchange upon the completion of the reverse stock split; however, there can be no assurance that Beard will meet or maintain these listing requirements in the future.

Amendment To Certificate Of Incorporation

          In order to complete the reverse stock split, Beard's Board of Directors has unanimously adopted resolutions approving and recommending that stockholders authorize an amendment of Beard's Certificate of Incorporation to (i) effect a 3-for-4 reverse split of Beard's outstanding shares of common stock, decreasing the number of shares of common stock authorized to be issued by the Company from 10,000,000 to 7,500,000 and increasing the par value of the common stock from $0.001 to $0.001333, and
(ii) provide for the payment of cash in lieu of fractional shares otherwise issuable in connection therewith.

          If the reverse stock split is approved by the holders of a majority of Beard's outstanding shares of common stock, the Board of Directors will have authority to complete the reverse split, pursuant to which each four shares of Beard's common stock which are outstanding as of the record date would be converted into three new shares of common stock. The Board of Directors will have the authority to determine the exact timing of the effective date of the reverse stock split without further stockholder approval. The Board currently plans to effect the reverse split by filing the amendment to its Certificate of Incorporation immediately upon obtaining stockholder approval.

          The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, not to proceed with the reverse stock split if, at any time prior to filing the amendment to the Certificate of Incorporation with the Oklahoma Secretary of State, the Board of Directors, in its sole discretion, determines that the reverse split is no longer in the best interests of Beard and its stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the reverse stock split including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, and business and transactional developments. Beard's Board of Directors presently intends to complete the reverse split immediately upon obtaining stockholder approval.

Certain Effects Of The Reverse Split

          Common Stock. The reverse stock split will not change the proportionate equity interests of Beard's stockholders, nor will the respective voting rights and other rights of stockholders be altered, except for possible immaterial changes due to Beard's purchase of fractional shares. The common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. Beard will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

          The following table illustrates the principal effects of the reverse split on Beard's common stock:

                                       Prior To        After
                                        Reverse       Reverse
          Number of Shares               Split         Split
          ----------------            ----------    ----------
Authorized                            10,000,000     7,500,000
Outstanding                            2,438,724     1,829,043
Reserved for Issuance:
    The Beard Company 1993 Stock
      Option Plan                        179,495       134,621
    The Beard Group 401(k) Plan           61,700        46,275
    The Beard Company Deferred Stock
      Compensation Plan                   92,801        69,600
Available for Future Issuance          7,561,276     5,670,957

          This table gives effect to the reverse stock split as if it occurred on the record date, subject to adjustment resulting from the repurchase of fractional shares. Upon effectiveness of the reverse stock split, each option issued under the 1993 Stock Option Plan would entitle the holder to acquire a number of shares equal to the number of shares which the holder was entitled to acquire prior to the reverse split multiplied by 0.75 at the exercise or conversion price in effect immediately prior to the reverse split divided by 0.75. Stockholders should recognize that if the reverse stock split is effectuated they will own fewer shares of Beard common stock than they presently own. For example, a stockholder who owns 100 shares of Beard's common stock on the record date will own 75 shares of Beard's common stock after the reverse stock split is effective.

          While Beard expects that the reverse stock split will result in an increase in the market price of its common stock, there can be no assurance that the reverse split will increase the market price of the common stock or result in the permanent increase in the market price (which is dependent upon many factors, including Beard's performance and prospects). Also, if the market price of Beard's common stock declines, the percentage decline may be greater than would result in the absence of the reverse split. The possibility also exists that liquidity in the market price of the common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. In addition, the reverse split may increase the number of stockholders of Beard who own less than 100 shares. Stockholders who hold less than 100 shares typically will experience an increase in the cost of selling their shares, as well as greater difficulty in effecting such sales. There can be no assurance that the reverse stock split will achieve the desired results that have been outlined above.

          Preferred Stock. Beard's Certificate of Incorporation provides that, in the event of a reverse stock split, the conversion ratio of the Company's Series A Convertible Redeemable Preferred Stock (the "Preferred Stock") will be adjusted. Prior to the proposed 3-for-4 stock split, each share of the Preferred Stock would have been convertible on January 1, 2003 into
5.129425 shares of the Company's Common Stock. If the shareholders approve the proposed split, the conversion ratio will be adjusted to 3.84706875. The following table gives effect to the adjustment if the proposal is approved:

                                       CONVERTIBLE INTO THE
  PREFERRED SHARES               FOLLOWING NUMBER OF COMMON SHARES
     Outstanding                 PRE-SPLIT             POST-SPLIT
     -----------                 ---------             ----------
        27,838                    142,792                107,094

Procedure  For  Effecting  Reverse Split and  Exchange  of  Stock
  Certificates

          Upon stockholder approval of the amendment to the Certificate of Incorporation to effect the reverse stock split, and if the Board of Directors still believes that the reverse split is in the best interests of Beard and its stockholders, Beard will file the amendment to its Certificate of Incorporation with the Oklahoma Secretary of State at such time as the Board of Directors has determined the appropriate effective date for the reverse stock split. The reverse split will become effective on the date of filing the amendment. The Board of Directors presently anticipates that the effective date will be approximately September 1, 2000. The amendment to the Certificate of Incorporation which will effect the reverse stock split requires approval of a majority of the issued and outstanding shares of Beard's common stock.

          Beginning on the effective date of the reverse split, each certificate representing shares of Beard common stock outstanding prior to the effective date will be deemed for all corporate purposes to evidence ownership of new shares. After the reverse split, stockholders holding shares on the record date will not be required to exchange their current certificates representing old shares to certificates representing new shares. New certificates will be issued in place of old certificates upon being presented for transfer or exchange; provided that stockholders may, at their option, exchange their old certificates for new certificates at any time by delivering the current certificate(s) to the Company's transfer agent duly endorsed for transfer and with proper instructions.

          Please note that all stock certificates sent to the Company's transfer agent should be duly endorsed for transfer;
otherwise, they will be returned to you.

Fractional Shares

          No certificates will be issued for fractional shares that result in connection with the reverse stock split. Stockholders who would be entitled to receive fractional shares after the reverse stock split is effected will be entitled to a cash payment in lieu of the fractional shares. In order to receive the cash payment, stockholders must surrender any certificates representing fractional shares to the Company, which will then issue a new certificate representing the whole number of shares to which the holder is entitled as a result of the reverse split plus a cash payment in place of the fractional shares at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the average of the closing prices of the common stock, as reported in the Wall Street Journal for the last ten (10) trading days prior to the effective date (or if such price is not available, the average of the last bid and ask prices of the common stock on such days or other price determined by the Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

          Stockholders  should be aware that, under  the  escheat
laws of the various jurisdictions where stockholders reside, where Beard is domiciled and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by Beard or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Federal Income Tax Consequences Of The Reverse Split

          The following is a summary of certain material U.S. federal income tax consequences of the reverse split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other U.S. federal tax consequences. Also, it does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.

          Each Stockholder Should Consult With Such Stockholder's
Own  Tax  Advisor With Respect To The Consequences Of The Reverse
Split.

          The reverse stock split is an isolated transaction and is not part of a plan to periodically increase any stockholder's proportionate interest in the assets or earnings and profits of Beard. As a result, no gain or loss should be recognized by a stockholder of Beard upon the conversion of such stockholder's old shares for new shares pursuant to the reverse split (except to the extent of any cash received in lieu of a fractional new share).

          Cash payments in lieu of a fractional new share should be treated as if the fractional share were issued to the stockholder and then redeemed by Beard for cash. A Company stockholder receiving such payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share (determined as provided below). Such gain or loss will be capital gain or loss with respect to a stockholder provided the payment of cash in lieu of the fractional share is a mere mechanical rounding off of fractions and not separately bargained for consideration and the payment is otherwise "not essentially equivalent to a dividend."

          For this purpose, a payment is not essentially equivalent to a dividend if it results in a "meaningful reduction" in the stockholder's percentage interest in Beard, taking into account the constructive ownership rules and redemptions of fractional shares from all of the stockholders. The Internal Revenue Services has ruled publicly that any reduction in the percentage interest of a small minority stockholder in a publicly-held corporation who exercises no control over corporate affairs should constitute a meaningful reduction. The aggregate tax basis of the new shares received in the reverse split (including any fraction of a new share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the old shares exchanged therefor.

Lack Of Appraisal Rights

          Pursuant to the Oklahoma General Corporation Act, dissenting stockholders will not have appraisal rights if the proposed reverse split is effected.

Resolution To Be Adopted

          In   connection   with  the  proposed  reverse   split,
resolutions in substantially the following form will be adopted by the written consent of the holders of a majority of Beard's issued and outstanding shares of common stock:

          RESOLVED, that the Board of Directors is hereby authorized, in its discretion, at any time prior to November 1, 2000, to effect a reverse split pursuant to which each four (4) shares of Beard's common stock shall be exchanged for three (3) shares of reclassified common stock; and

          FURTHER RESOLVED, that the Directors and Officers of Beard are hereby authorized and directed to execute, deliver and file, as appropriate, such documents, if any, as may be necessary or convenient with the Secretary of State of the State of Oklahoma and such other federal, state and local authorities, and to take such other steps as are in their sole judgment necessary or appropriate, to give effect to such reclassification of shares; and

          FURTHER   RESOLVED,  that  if  the  reverse  split   is
          effectuated by the Board of Directors, it shall be implemented on the following terms and under the following procedures:

     a. Immediately upon the reverse split becoming effective, the shares of common stock outstanding prior to the reverse split shall be converted at a ratio of four-to-three into shares of fully-paid and non-assessable common stock. Any owner of less than a single full share of new stock shall be entitled to receive, in lieu of any interest in new stock in such fractional interest, a cash payment from Beard in an amount equal to the fair value of such fraction of a share equal to (i) the amount of such fraction, multiplied by (ii) the average of the closing prices of the common stock, as reported in the Wall Street Journal, for the last ten (10) trading days prior to the effective date of the reverse split or, if such prices are not available, the average of the last bid and ask prices of the common stock on such days or other price as determined by the Board of Directors, multiplied by (iii) 1.3333.

     b. From and after the effective date of the reverse split, certificates representing shares of old stock shall be deemed to represent only the right to receive either (i) shares of new stock to which an individual shareholder would be entitled, or
(ii) payment in cash of the fair value of the fractional shares represented by such old stock.

          FURTHER RESOLVED, that the officers of Beard are hereby authorized and directed to do all other things and execute and file all documents which in their sole judgment are deemed to be necessary and proper to carry out the intent of the foregoing resolutions.

                      ELECTION OF DIRECTORS
                        (Proposal No. 2)

        The Company's Certificate of Incorporation (the "Certificate") provides for a Board of Directors of not more than nine nor less than three directors, including one director elected by the preferred stockholders, as determined from time to time by the Board. The Certificate also provides that the portion of the Board of Directors which is elected by the Beard common stockholders shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year.

      At the meeting, two directors are to be elected by the common stockholders for a three-year term expiring at the date of the Annual Meeting of Stockholders in 2003. The terms of Messrs. Allan R. Hallock and Ford C. Price expire this year, and they will be the two nominees for terms expiring in 2003. The Beard preferred stockholders filled the directorship vacancy which they were entitled to fill in February 1994 by the election of Michael
E. Carr, who will continue to serve in such capacity until his successor has been elected.

     It is the intention of the persons named in the accompanying form of Proxy to vote Proxies for the election of the above-named nominees. Each nominee has served continuously as director of the Company or of its predecessors since first elected. In the event that any of the nominees should for some reason, presently unknown, fail to stand for election, the resulting vacancy would be filled at such time as the board finds a suitable candidate. The election of directors at this meeting will be by plurality vote. The directors elected at the Annual Meeting will serve for three-year terms and until their respective successors are elected and qualified, in accordance with the provisions of the Certificate and the Company's By-Laws.

      Certain information with respect to the nominees for director and four directors whose terms do not expire this year is as follows:

Nominees for Election for a Term of Three Years Expiring in 2003:
Nominee  (age),  year first became a Director of Beard  or  Beard
Oil:

Allan R. Hallock (71), 1986
---------------------------

      Allan R. Hallock was elected a director of Beard in July 1993. He served as a director of Beard Oil Company ("Beard Oil"), the predecessor to Beard, from December 1986 until October 1993. Mr. Hallock is currently an independent consulting geologist. He served as Vice President and Exploration Manager of Gemini Corporation from 1970 until December 1986.

Ford C. Price (63), 1988
------------------------

      Ford C. Price was elected a director of Beard in July 1993. He served as a director of Beard Oil from June 1987 until October 1993. From 1961 until 1986 Mr. Price served in various capacities with The Economy Company, a privately-held schoolbook publishing company, last serving as its Chairman of the Board and Chief Executive Officer. Mr. Price is a private investor.

THE  BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR
THE ABOVE NOMINEE.

Directors to Continue in Office with Terms Expiring in 2001:

Harlon E. Martin, Jr. (52), 1997
--------------------------------

      Harlon E. Martin, Jr. was elected a director of Beard in October 1997 to fill the directorship vacancy created by the death of W. R. Plugge. Mr. Martin has served as the principal of
H. E. Martin & Company, a Houston investment banking firm, since its founding in 1990. He was a co-founder of GTM Securities Corp. in 1985 and served as a principal of such firm until 1989.
H. E. Martin & Company is not a parent, subsidiary, or other affiliate of Beard.

Herb Mee, Jr. (72), 1974
------------------------

      Herb Mee, Jr. has served as Beard's President since October 1989 and as its Chief Financial Officer since June 1993. He has served as Beard Oil's President since its incorporation, and as its Chief Financial Officer since June 1993. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Mee served as President of Woods Corporation, a New York Stock Exchange diversified holding company, from 1968 to 1972 and as its Chief Executive Officer from 1970 to 1972.

Director to Continue in Office with Term Expiring in 2002:

W. M. Beard (71), 1974
----------------------

     W.M. Beard has served Beard as its Chairman of the Board and Chief Executive Officer since December 1992. He previously served as Beard's President and Chief Executive Officer from the Company's incorporation in October 1974 until January 1985. He has served Beard Oil as its Chairman of the Board and Chief Executive Officer since its incorporation. He has also served as a director of Beard and Beard Oil since their incorporation. Mr. Beard has been actively involved since 1952 in all management phases of Beard and Beard Oil from their inception, and as a partner of their predecessor company.

Director Elected to Represent the Class of Preferred Stockholders

Michael E. Carr (65), 1994
--------------------------

Michael E. Carr was elected in February 1994 by the preferred stockholders to fill the directorship vacancy which they are entitled to fill. He served as Senior Vice President of Beard Oil from December 1986 until October 1993. He served as President of Sensor Oil & Gas, Inc. from October 1993 until August 1996. He presently serves as President of Mica Energy Corp. Mica Energy Corp. is not a parent, subsidiary, or other affiliate of Beard.

  Mr. Carr will serve as a director of the Company until his successor has been elected and has qualified in such office or until such time as all of the preferred stock has been converted or redeemed.

  There is no family relationship between any of the directors or executive officers of the Company.

Committees of the Board of Directors

  The Company has standing Audit and Compensation Committees. Mr. Price serves as chairman and Messrs. Hallock, Martin and Carr serve as members of the Audit Committee which met twice in 1999. Mr. Hallock serves as chairman and Messrs. Martin, Price and Carr serve as members of the Compensation Committee which met once in 1999. During 1999, the Board of Directors met six times. All of the directors attended more than 75% of the aggregate of all meetings of the Board of Directors and Committees on which they served during 1999.

  The principal responsibilities of the Company's Audit Committee (the "Committee") are set forth in its formal written charter (the "Charter"), a copy of which is attached hereto as
Exhibit "A." In addition to the responsibilities enumerated therein, the Committee shall: (1) at least annually cause an audit to be made of the Company and its consolidated subsidiaries by auditors responsible only to the Committee and the Board; (2) examine the reports and consult with the outside audit firm employed by the Company or any of its subsidiaries; (3) report on a regular basis to the Board of Directors concerning all matters under its jurisdiction; and (4) coordinate its functions with the Compensation Committee, and any other committee, when necessary.

  The principal functions of the Company's Compensation Committee are: (1) to review the objectives, structure, cost and administration of the Company's major compensation and benefit policies and programs; (2) to review and make recommendations concerning remuneration arrangements for senior management, including the specific relationship of corporate performance to executive compensation; (3) to review the Company's performance versus the CEO's compensation and establish measures of the Company's performance upon which the CEO's compensation is based; and (4) to administer the Company's compensation, benefit and incentive plans.

  The Company does not have a Nominating Committee; the Board  of
Directors  has nominated the directors to stand for  election  at
the  annual  meeting.   Each of the persons  nominated  presently
serves as a director.

Executive Officers

  Certain information concerning the executive officers of the Company is set forth below:

  In  addition to W. M. Beard, the Company's Chairman  and  Chief
Executive Officer, and Herb Mee, Jr., the Company's President and
Chief Financial Officer, the following are considered to be executive officers of the Company:

  Jack A. Martine, age 51, was elected as Controller, Chief Accounting Officer and Tax Manager of Beard in October 1996. Mr. Martine served as tax manager for Beard from June 1989 until October 1993 at which time he joined Sensor Oil & Gas, Inc. in a similar capacity. Mr. Martine is a certified public accountant. Sensor Oil & Gas, Inc. is not a parent, subsidiary, or other affiliate of Beard.

  Rebecca G. Witcher, age 40, has served as Corporate Secretary of the Company and Beard Oil since October 1993, and has served as Treasurer of such companies since July 1997.

  All executive officers serve at the pleasure of the Board of Directors.

Significant Employees

  Marc A. Messner, age 38, has served as President and Chief Executive Officer of starpay.com, inc. since April 1999. He has also served as Vice President - Corporate Development of Beard since August 1998. Mr. Messner is the inventor of starpay's proprietary payment system. From 1993 to 1998 he served as President of Horizontal Drilling Technologies, Inc., a company he founded in 1993 which was acquired by Beard in May 1996.

Section 16(a) Beneficial Ownership Reporting Compliance.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities (collectively "reporting persons"), to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Reporting persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  The William M. Beard and Lu Beard 1988 Charitable Unitrust, of which Mr. Beard and his wife are Trustees, had one late Form 3 filing during the past fiscal year. The Form 3 that was filed late was not for a transaction that had been missed, but was for failure to report that the Unitrust had become a holder of 10% of the common stock of the Company.

  Except for the above, to the Company's knowledge, based solely on a review of Forms 3, 4 and 5 furnished to the Company and information received from each reporting person which includes written representations that no other reports were required during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its reporting persons were complied with.

Compensation of Executive Officers

  The following table sets forth sets forth the compensation paid or accrued during each of the last three fiscal years by the Company and its subsidiaries to the Company's Chief Executive
Officer and each of the Company's other most highly compensated executive officers (hereafter referred to as the named executive officers), whose aggregate salary and bonus exceeded $100,000, for any of the fiscal years ended December 31, 1999, 1998, and 1997:

                   SUMMARY COMPENSATION TABLE
                                                    Long Term
                                                   Compensation
                                               --------------------
      Annual Compensation                        Awards    Payouts
---------------------------------------------    ------    -------
                                               Securities
                                               Underlying              All Other
 Name and                                       Options/    LTIP       Compen-
 Principal               Salary(A)      Bonus     SAR's    Payouts     sation(C)
 Position       Year        ($)          ($)       (#)       ($)          ($)
 --------       ----        ---          ---       ---       ---          ---
W.M. Beard      1999     122,375(D)    2,300(B)    -0-     9,625(D)     6,234
Chairman & CEO  1998      99,000(D)      -0-(D)    -0-    35,250(D)     5,503(D)
                1997      99,000(D)   18,750(D)(E) -0-    41,450(D)(E)  5,501(D)
Herb  Mee, Jr.  1999     132,000       1,300(B)    -0-       -0-        6,665
President & CFO 1998     132,000       1,250(B)    -0-       -0-        7,288
                1997     132,000      26,200(B)(E) -0-       -0-        7,285

__________________

(A) Amounts shown include cash compensation earned and received by executive officers as well as amounts earned but deferred pursuant to the Company's 401(k) Plan at the election of those officers. Amounts shown exclude cash compensation earned but deferred pursuant to the Company's Deferred Stock Compensation Plan.

(B)  Bonus for length of service with Beard or Beard Oil.

(C)  Consists of the Company's contribution to the Company's
     401(k) Plan.

(D) In 1999 Mr. Beard deferred one-fourth ($9,625) of his salary for 3-1/2 months; in 1998 Mr. Beard deferred one-fourth ($33,000) of his salary and all ($2,250) of his length of service bonus for the year; in 1997 Mr. Beard deferred one-fourth ($33,000) of his salary and all ($2,200) of his length of service bonus for the year pursuant to the Company's Deferred Stock Compensation Plan.

(E) In 1997 Messrs. Beard and Mee each received a special bonus of $25,000, of which $12,500 was paid in 1997 and $12,500 in
     1998. Mr. Beard deferred one-fourth of such bonus in both 1997 ($3,125) and 1998 ($3,125).

         AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                AND FISCAL YEAR-END OPTION VALUES

     The following table provides information, with respect to the named executive officers, concerning the exercise of options during the Company's last fiscal year and unexercised options held as of the end of the last fiscal year:

                                               Number of
                                              Securities      Value of
                                              Underlying    Unexercised
                                              Unexercised   In-the-Money
                                              Options at     Options at
                                              FY-End (#)     FY-End ($)

               Shares Acquired     Value      Exercisable/    Exercisable/
    Name       on Exercise (#)  Realized ($)  Unexercisable   Unexercisable
    ----       ---------------  ------------  -------------   -------------
W. M. Beard        -0-          $   -0-        12,500/-0-      $-0-/-0-
Herb Mee, Jr.     8,055         $   14,096     24,495/-0-      $-0-/-0-

Compensation of Directors

  Mr. Carr received compensation of $9,280 for services rendered during 1999 as a director of Beard. Messrs. Hallock, Martin and Price received $14,069, $9,147 and $12,405, respectively, of deferred fees under the Company's Deferred Stock Compensation Plan (the "Plan"). Under the Plan, the electing officers and directors can defer fees and compensation until termination of service or termination of the Plan, at which time the accounts will be settled by distribution of a number of shares of the Company's common stock equal to the number of Units credited under the Plan. A Unit is equal to the amount deferred divided by the fair market value of a share of common stock on the date of deferral. Currently, the non-management directors each receive $500 per month for their services, and also receive the following fees for directors' meetings which they attend: annual and 1-1/2 day meetings -- $750; regular meeting -- $500; telephone meeting -- $100 to $300 depending upon length of meeting. The non-management directors also receive a small year-end bonus depending upon their length of service as directors of Beard and Beard Oil. Accordingly, Messrs. Hallock, Martin, Price, and Carr received $550, $100, $550 and $250, respectively, in 1999. All of the directors except Mr. Carr deferred such bonuses pursuant to the Plan. Beard also provides health and accident insurance benefits for its non-management directors who are not otherwise covered and the value of these benefits is included in the above compensation amounts. None of the directors received additional compensation in 1999 for their committee participation.

  The two eligible non-management directors (Messrs. Hallock and Price) were each granted 5,000 phantom stock units (the "Units") under the Company's 1994 Phantom Stock Units Plan on November 1, 1994. Mr. Carr was awarded 5,000 Units when he became eligible on February 22, 1995. All of these awards were based on an award price of $2.00 per share and vested over a five year period at the rate of 20% per year. Messrs. Hallock, Martin, Price and Carr were each granted 5,000 Units on October 23, 1997 at an award price of $5.00 per share, the market value of the stock on such date. The 1997 awards vest over a four year period at the rate of 25% per year. Each participant has the option of receiving payment for his award: (i) as it vests; (ii) at the conclusion of the award period; or (iii) 50% as it vests, with the other 50% deferred to the conclusion of the award period. Payments are based upon appreciation in the market value of the Company's common stock during the appropriate time interval selected. Mr. Carr received a cash payment of $1,123 in 2000 for 1,000 Units which vested on February 22, 2000, $1,987 in 1999 for 1,000 Units which vested on February 22, 1999, $3,046 in 1998 for 1,000 Units which vested on February 22, 1998 and $3,808 in 1997 for 2,000 Units which vested on February 22, 1997. Messrs. Hallock and Price received $8,630 each in 2000 for 5,000 Units which vested on November 1, 1999.

Compensation Committee Interlocks and Insider Participation

  Michael E. Carr, who has been elected by the preferred shareholders to serve as their representative on the Board of Directors, was elected to serve as a member of the Compensation Committee on April 26, 1994. Mr. Carr served as Senior Vice President of Beard Oil from December 1986 until October 1993.

                   RELATED PARTY TRANSACTIONS

     In April 2000, William M. Beard and Lu Beard, as trustees of the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Trustees") agreed to provide a $1 million revolving line of credit to the Company. The Trustees agreed to make a 15-month loan at 10% interest to the Company subject to the terms of a promissory note dated April 3, 2000 and a letter loan agreement of corresponding date. As of June 30, 2000, $720,000 had been advanced on the credit line.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee (the "Committee") of the Board of Directors (the "Board") establishes the general compensation policies of the Company. The Committee meets once each year to establish specific compensation levels for the chairman/chief executive officer ("CEO") and the president/chief financial officer ("CFO") and to review the executive officers' compensation generally. (The compensation for executive officers other than the CEO and CFO is actually determined by the CEO and
CFO).

  The Committee's goal in setting executive compensation is to motivate, reward and retain management talent who support the Company's goals of increasing shareholder value. This goal is to provide competitive levels of compensation that relate to the Company's long-term performance goals and objectives, reward outstanding corporate performance and recognize individual initiative and achievement. The Committee endeavors to achieve these objectives through a combination of base salary, cash bonuses and stock options.

  The Committee believes that the total compensation of its CEO, CFO and other executive officers should be tied to the Company's success in achieving long-term growth in earnings, cash flow and stock price per share. The Committee also believes that the total cash compensation of such officers should, to the extent possible, be similar to the total cash compensation of similarly situated executives of peer group public companies. To date neither the Company nor the Committee has been able to establish a peer group which they feel is comparable enough in size, financial structure and diversity of operations to establish a valid comparison.

  No executive officer's compensation for 1998 exceeded the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as amended, and the same result is anticipated for 2000. The Committee does not anticipate that any executive officer's compensation would approach the threshold level in the foreseeable future.

  Base Salaries. No salary increases have been granted to the Company's top two executive officers since September of 1990. Management totally restructured the Company during the period from 1993 to 1998. As a result there was a significant improvement in financial results which restored the Company to profitability in 1993 and 1994. 1995 and 1996 were disappointing years profit-wise. 1997 was highly profitable due to the sale of substantially all of the assets of the Company's dry ice subsidiary, Carbonic Reserves ("Carbonics"). Two additional disappointing years profit-wise followed in 1998 and 1999. No changes in base salary are currently under consideration for the CEO and CFO.

  Cash Bonuses. All employees of the Company receive a small year-end bonus depending upon their length of service as employees of Beard or Beard Oil. Because of the overall financial results, no other cash bonuses have been paid to present executive officers during the last five fiscal years, except for a special bonus paid to all employees of the parent company for their efforts related to the Carbonics sale in late 1997. Such bonus included $25,000 each paid to the CEO and CFO, and a total of $17,175 paid to two other executive officers of the Company.

  Beard Group 401(k) Plan. One of the investment options available under the Company's 401(k) Plan (the "401(k) Plan") is the option for each participant to invest all or part of his investment account in Company common stock ("The Beard Company Stock Fund Investment Option"). Because the bank trustee of this portion of the 401(k) Plan was having difficulty purchasing sufficient shares of such stock in the open market, the 401(k) Plan was amended in September of 1995 to permit the bank to purchase authorized shares of Beard common stock directly from the Company, and the Company reserved 150,000 shares of its authorized but unissued common stock for such purpose. The Committee felt that this step was extremely important because it enabled key management members to significantly increase their ownership in the Company, further aligning their interests with those of the shareholders. Since the amendment was approved, the bank trustee has purchased 88,300 shares from the Company, with more than 75% of such shares being purchased for the accounts of present executive officers of the Company.

  Stock Options. The Committee desires to reward long-term strategic management practices and enhancement of shareholder value through the award of stock options. The Committee believes that stock options encourage increased performance by the Company's key employees by providing incentive to employees to elevate the long-term value of the Company's common stock, thus aligning the interests of the Company's employees with the interests of its shareholders. Additionally, stock options build stock ownership and provide employees with a long-term focus.

  The Committee and the Board have placed particular emphasis upon stock options in structuring the compensation package for senior management, in the belief that the interests of senior management and the Company's shareholders should be as closely aligned as possible.

CEO Compensation

  W. M. Beard has been Chairman and CEO of the Company and its predecessors since 1974. Mr. Beard's 1998 base salary was $132,000, and has not increased since 1990. He receives, along with all other Beard employees, a small year-end bonus based on length of service with Beard or Beard Oil. He received $25,000 (25% of which he elected to defer) as part of a special 1997 bonus paid to all employees of the parent company for their efforts related to the Carbonics sale. The 1994 stock option grant of 50,000 shares to Mr. Beard reflected the Committee's desire to provide significant incentives which link long-term executive compensation to long-term growth in equity for all shareholders, as described above. The award also reflected Mr. Beard's position and level of responsibility within the Company, the Committee's qualitative analysis of his performance in managing the Company, and the importance of the role he plays in determining the Company's strategic direction. Based on the Company's profitability, the granting of any additional stock options to Mr. Beard or other key management members was not considered by the Committee in 1999. A significant portion of the Company's outstanding options were exercised in 1998, including 75% of his outstanding option by Mr. Beard. The Committee may consider the awarding of additional options to key management members, including Mr. Beard, in 2000 and subsequent years. Any such grants will depend upon the Company's profitability, the outlook for its various businesses and the Committee's determination of the need to provide additional incentives to management.

              COMPENSATION COMMITTEE
                    Allan R. Hallock, Chairman
                        Harlon E. Martin, Jr.
                              Ford C. Price
                                  Michael E. Carr

                        STOCK PERFORMANCE

     The following performance graph compares The Beard Company's cumulative total stockholder return on its common stock against the cumulative total return of the American Stock Exchange Market Value Index and the SIC Code Index of the Bituminous Coal, Surface Mining Industry compiled by Media General Financial Services for the period from December 31, 1994 through December 31, 1999. The performance graph assumes that the value of the investment in The Beard Company stock and each index was $100 on December 31, 1994 and that any dividends were reinvested. The Beard Company has never paid dividends on its common stock.

                      December December December December December December
                        1994     1995     1996     1997     1998     1999
                      -------- -------- -------- -------- -------- --------
The Beard Company     100.00   130.77   176.92   323.08   200.00   115.38
Bituminous Coal,
  Surface Mining
  Industry Index      100.00   104.63   153.40   124.98    77.48    55.31
AMEX Market Index     100.00   128.90   136.01   163.66   161.44   201.27

       The  Industry  Index  chosen  consists  of  the  following
companies:    Arch  Coal,  Inc.,  Consol  Energy,   Inc.,   Covol
Technologies Inc., Westmoreland Coal Co. and Yanzhou Coal  Mining
Co.

           APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS
                        (Proposal No. 3)

      Cole   &   Reed,  P.C.,  Independent   Certified    Public
Accountants, have been selected to be the independent auditors of
the   Company   for   2000.   Although  not  formally   required,
stockholders' approval of such appointment is requested.

     Representatives of Cole & Reed, P.C. are expected to be present at the meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO APPROVE THE APPOINTMENT OF COLE & REED, P.C.

  In the event the appointment of Cole & Reed, P.C. should not be approved by the stockholders, the Board of Directors will make another appointment, to be effective at the earliest feasible time.

                          VOTE REQUIRED

      The holders of shares entitled to cast a majority of the votes, present in person or by proxy, constitute a quorum for the transaction of business at the meeting. The affirmative vote of holders of the Company's stock entitled to cast a majority of the votes represented at the meeting will be required for the approval of the appointment of Cole & Reed, P.C. as independent auditors of the Company for 2000. The election of directors shall be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

      The office of the Company's Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the special meeting. Neither the corporate law of the State of Oklahoma, the state in which the Company is incorporated, nor the Company's Certificate of Incorporation or By-Laws have any specific provisions regarding the treatment of abstentions and broker non-votes. It is the Company's policy to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the meeting; to treat abstentions as votes not cast but to treat them as shares represented at the meeting for determining results on actions requiring a majority vote; and to consider neither abstentions or broker non-votes in determining results of plurality votes.

                      STOCKHOLDER PROPOSALS

      The Board of Directors anticipates that next year's annual meeting will be held during the first week of June 2001. Any proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company not later than February 2, 2001 in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. For any other proposal that a shareholder wishes to have considered at the 2001 annual meeting, the Company must receive written notice of such proposal not later than April 18, 2001. Proposals that are not received by this date will be considered untimely. In addition, proposals must comply with the Company's bylaws and the rules and regulations of the Securities and Exchange Commission. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals were received for inclusion in this Proxy Statement.

                          OTHER MATTERS

      Management knows of no other matters to be brought before the Annual Meeting of Stockholders; however, if any additional matters are properly brought before the meeting, the persons named in the enclosed proxy will vote the proxies in their discretion in the manner they believe to be in the best interest of the Company.

      The accompanying form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board of Directors. The proxies named herein have been designated by your Board of Directors.

      Management urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted according to the instructions of the shareholder; provided, however, if no specific instructions are given, the shares will be voted as recommended by the Board of Directors. A shareholder may revoke his or her proxy any time before it is voted at the meeting. A shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy at the meeting. Otherwise, a shareholder must advise the secretary of the Company in writing of revocation of his or her proxy.

                              THE BEARD COMPANY
                              By Order of the Board of Directors


                              Rebecca G. Witcher
                              Secretary


Oklahoma City, Oklahoma
August __, 2000

                                                      Exhibit "A"


                        THE BEARD COMPANY
                     AUDIT COMMITTEE CHARTER

Organization

There shall be a committee of the board of directors to be known as the audit committee. The audit committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors and the financial management of the corporation.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Review  and   recommend   to  the   directors   the  independent
  auditors to be selected to audit the financial statements of the corporation and its divisions and subsidiaries.

o Meet with the independent auditors and financial management of the corporation to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

o Review  with   the   independent  auditors   and  financial  and
  accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of the corporation's internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the committee periodically should review company policy statements to determine their adherence to the code of conduct.

o Review the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed.

o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

o Review accounting and financial human resources and succession planning within the company.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Make certain that the Corporation satisfies all Securities and Exchange Commission rules applicable to audit committees, including the requirement to disclose in the company's proxy statement for its annual meeting of shareholders that it has adopted a formal written charter and that it has satisfied its responsibilities during the prior year in compliance with its charter, which charter shall be disclosed at least triennially in the annual report to shareholders or proxy statement and in the next annual report to shareholders or proxy statement after any significant amendment to the charter.

PROXY

                        THE BEARD COMPANY
       PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR STOCKHOLDERS MEETING ON SEPTEMBER 1, 2000

      The undersigned stockholder of The Beard Company, an Oklahoma corporation, hereby appoints W. M. Beard and Herb Mee, Jr. or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of The Beard Company owned by the undersigned in all matters coming before the 2000 Special Meeting in Lieu of Annual Meeting of Stockholders (or any adjournment thereof) of The Beard Company to be held at the Hilton Inn Northwest, 2945 Northwest Expressway, Oklahoma City, Oklahoma 73112, on Friday, September 1, 2000 at 9:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following matters, all as more specifically set forth in the Proxy Statement:

1. Approval of actions necessary to effect a 3-for-4 reverse split of the Company's common stock.

           FOR            AGAINST        ABSTAIN

2.   Election of Directors.  FOR all nominees listed below
     [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below:
          Allan R. Hallock - three year  term expiring in 2003
          Ford C. Price - three year  term expiring in 2003

3.   Approval of Appointment of Cole & Reed, P.C. as independent certified public accountants for fiscal 2000.
           FOR            AGAINST        ABSTAIN

                                   (Continued from other side)
4. In their discretion, the Proxies are authorized to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

  I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRAY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEMS 2 AND 3 AND "FOR" THE ELECTION OF THE DIRECTORS NOMINATED.

                                        Dated: ___________, 2000

                                        ___________________________
                                        (Signature)
                                        ___________________________
                                        (Signature if held jointly)
                                        Please sign exactly as your
                                        name  appears on your stock
                                        certificate,     indicating
                                        your  official position  or
                                        representative capacity, if
                                        applicable, if  shares  are
                                        held  jointly,  each  owner
                                        should sign.
                                        IMPORTANT:   PLEASE   SIGN,
                                        DATE  AND RETURN THIS PROXY
                                        BEFORE  THE  DATE  OF   THE
                                        ANNUAL   MEETING   IN   THE
                                        ENCLOSED ENVELOPE.